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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                   VITAL LIVING REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement"), dated as of August 20, 2003, is between SkyePharma PLC, a company incorporated under the laws of England and Wales (the "Holder") and Vital Living, Inc., a Nevada corporation (the "Corporation").

         WHEREAS, the Holder will acquire 14,204,548 shares of the Corporation's common stock, par value $0.001 (the "Shares") pursuant to the terms of that certain Merger Agreement (the "Merger Agreement" and the Shares issued thereby, the "Merger Shares"), dated August 20, 2003, by and between the Corporation, VLEN Acquisition Corp., Inc., a wholly owned subsidiary of the Corporation, and e-nutriceuticals, inc., a Delaware corporation.

         WHEREAS the Holder will acquire additional Shares (together with the Merger Shares, the "Subject Shares") upon conversion of shares of preferred stock of the Corporation to be issued to the Holder pursuant to a Subscription Agreement, dated August 20, 2003 by and between the Holder and the Corporation (the "Subscription Agreement");

         NOW THEREFORE, in consideration of mutual covenants, obligations and agreements contained herein, in the Merger Agreement and in the Subscription Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1. Definitions. Except as otherwise specified herein, defined terms used in this Agreement shall have the respective meanings assigned to such terms in the Merger Agreement. Unless otherwise specified all references to "days" shall be deemed to be references to calendar days. For purposes of this Agreement the following terms shall have the following meanings:

         (a) "Affiliate" shall mean, with respect to any Person, any other Person who, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by appointment of directors, by contract or otherwise.

         (b) "Business Day" shall mean any day other than a business day on which banking institutions in New York are authorized or obligated by law to close for business.

         (c) "Commission" shall mean the U.S. Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

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         (d) "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         (e) "Closing Date" shall have the meaning set forth in the Merger Agreement.

         (f) "Merger Shares" shall have the meaning set forth in the Recitals.

         (g) "Merger Agreement" shall have the meaning set forth in the Recitals.

         (h) "Person" or "persons" mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof

         (i) "Registrable Shares" shall mean the Shares held by Holder that constitute Restricted Shares.

         (j) "Restricted Shares" shall mean (i) the Subject Shares issued to the Holder pursuant to the Purchase Agreement, and (ii) any securities received in respect of the Subject Shares, that (x) are held by the Holder and (y) theretofore have not been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144 or that may not be freely sold by the Holder without registration under Rule 144(k).

         (k) "Rule 144" shall mean Rule 144 promulgated under the Securities Act or successor or complementary rule thereto.

         (l) "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         (m) "Shares" shall mean shares of Common Stock, par value $ 0.001 per share, of the Corporation.

         (n) "Transfer" shall mean any disposition of any Restricted Shares or of any interest therein that would constitute a sale thereof within the meaning of the Securities Act other than any such disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

Section 2. Representations and Warranties of the Corporation.

         (a) Representations and Warranties of the Corporation. The Corporation represents and warrants to the Holder as follows:

                  (i) The execution, delivery and performance by the Corporation of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Corporation and the Agreement

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shall have been duly executed and delivered by the Corporation and is in full force and effect. The Agreement constitutes the valid and binding obligations of the Corporation, enforceable in accordance with its terms, subject as to enforcement to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

                  (ii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and compliance with the provisions hereof by the Corporation will not (a) violate any law or statute or order, judgment or decree of any court, administrative agency or other governmental body applicable to the Corporation, or its properties or assets, (b) conflict in any respect with or result in any breach of any of the terms or provisions or constitute (without due notice or lapse of time, or both) a default under the Certificate of Incorporation or By-laws of the Corporation,
(c) result in a breach or violation of, or a default under, or acceleration of any obligations pursuant to any note, indenture, mortgage, lease, agreement, contract, understanding, arrangement or instrument ("Contracts") to which the Corporation is a party or by which it or any of its properties or assets may be bound or affected, (d) result in any change in the rights or obligations of any party under the Contracts, or (e) result in the creation or imposition of any lien, claim, judgment, charge, mortgage, security interest, pledge, escrow equity or other encumbrance of any nature whatsoever upon any of the properties or assets of the Corporation.

         (b) Representations and Warranties of the Holder. The Holder represents and warrants to the Corporation that it has all requisite power and authority to execute this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder. This Agreement has been duly executed and delivered by the Holder and this Agreement constitutes the legal, valid, binding and enforceable obligation of the Holder, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to, creditors' rights and general principles of equity.

Section 3. Piggyback Registration. Subject to the terms and conditions set forth in this Agreement, if the Corporation at any time after March 31, 2004, proposes for any reason to register Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto, or any post-effective amendment relative to a registration statement previously filed), it shall as promptly as practicable (but in no event less than thirty (30) days prior to the date the registration statement is filed with the Commission) give written notice to the Holder of its intention to effect such registration. If within twenty (20) days of delivery of such notice the Holder submits a written request to the Corporation specifying the amount of Registrable Shares held by the Holder and the intended method of disposition of such Registrable Shares, the Corporation shall include in the registration statement and offering, the Registrable Shares specified in the request on the same terms and conditions as the Shares otherwise being sold in such registration and use its best efforts to cause such registration statement to become effective. If the managing underwriter determines in good faith and advises the Holder in writing that the inclusion in the registration statement and offering of all the Registrable Shares proposed to be included would interfere with the

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successful marketing of all securities proposed to be registered, then the
Holder shall agree to a downward adjustment in the number of Registrable Shares to be included in such underwriting sufficient to alleviate such marketing concern (provided that if securities are being offered for the account of Persons other than the Corporation, then such securities intended to be offered for the account of such other Person shall be reduced first).

Section 4. Shelf and Demand Registration. As soon as reasonably practicable after March 31, 2004, the Corporation shall prepare and file with the SEC a registration statement (the "Shelf Registration Statement") under form S-3 (or any successor form, if permitted) to permit offerings and sales of Registrable Shares by the Holder pursuant to Rule 415 under the Securities Act and shall use its reasonable best efforts to maintain such Shelf Registration Statement effective and current. The Corporation shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act or if reasonably requested by the Holder. In the event that the Corporation has failed to or is unable to file and maintain a Registration Statement as contemplated by this Section 4 and until such failure or inability is remedied, the Holder shall have the right to make at any time a written demand upon the Corporation (each, a "Demand Notice") to have the Corporation as promptly as practical register under the Securities Act for offer and sale all Registrable Shares specified to the Corporation by the Holder within 20 days of the date of the Demand Notice and the Corporation agrees to so register such Registrable Shares. Notwithstanding the foregoing, if the Corporation shall furnish a certificate to the Holder signed by the Chief Executive Officer of the Corporation (a "Blackout Notice"), the Corporation may suspend the use, or delay the delivery or filing (but not the preparation) of the Registration Statement or any amendment or supplements thereto, for a limited period of time (which in no event shall be longer than forty-five (45) days after the date of the Blackout Notice ("Suspension Right"), if the Corporation determines in good faith that (i) it is in possession of material, non-public information concerning an acquisition, merger, recapitalization, consolidation, reorganization or other material transaction by or of the Corporation or concerning pending or threatened litigation and disclosure of such information would jeopardize any such transaction or litigation or otherwise materially harm the Corporation, or (ii) in the case of a Demand Notice, the filing of the registration statement would occur after February 15 of any year but before the filing by the Corporation of its annual report on Form 10-K; and, in either case, (iii) the Corporation shall have so stated in the Blackout Notice; provided, however, that the Corporation may not exercise such Suspension Right more than twice in any twelve month period.

Section 5. Registration Mechanics. In connection with any registration of the Registrable Shares effected pursuant to Sections 3 or 4 the Corporation shall:

         (a) prepare and file the registration statement and such amendments and supplements to the registration statement and the prospectus or offering circular used in connection therewith as may be necessary to keep the registration statement current and effective and to comply with the provisions of the Securities Act and the rules and regulations thereunder with respect to the disposition of all the Registrable Shares covered by the registration statement for the period

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required to effect the distribution thereof, and to use its best efforts to make any corrections or updates to the registration statement or prospectus as promptly as practicable;

         (b) furnish to the Holder such number of copies of any prospectus, prospectus supplement or offering circular, including a preliminary prospectus, and of a full registration statement and exhibits in conformity with the requirements of the Securities Act and the rules and regulations thereunder, as the Holder may reasonably request in order to facilitate the disposition of such securities;

         (c) use its best efforts to register or qualify the Registrable Shares covered by the registration statement under the securities or "blue sky" laws of such state jurisdictions of the United States as the Holder may reasonably request, and to accomplish any and all other acts and things which may be necessary or advisable to permit sales in such jurisdictions of such Registrable Shares and keep such registration or qualification in effect for so long as the registration statement remains in effect;

         (d) in connection with an underwritten public offering, to enter into an underwriting agreement in form and substance customary under the circumstances, which shall include (i) provisions for any "lock up" period, during which the sale of Shares and securities convertible into Shares by the Corporation or its Affiliates will be restricted, that may reasonably be required by the managing underwriter thereof and (ii) indemnification and contribution provisions and procedures that are no less favorable to the underwriters than those set forth in Section 10 hereof and otherwise reasonably satisfactory to the managing underwriter;

         (e) in connection with any underwritten public offering, obtain opinions of counsel to the Corporation (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter) addressed to the Holder and the underwriters, covering such matters as are customarily covered in opinions requested in underwritten offerings of equity and convertible debt securities and such other matters as may be reasonably requested by the Holder and the underwriters (it being agreed that the matters to be covered by such opinions shall include, without limitation, the absence from the registration statement and the prospectus, including the documents incorporated by reference therein and any prospectus supplement thereto, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading);

         (f) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, notify the Holder upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and (subject to the good faith determination of the Board of Directors as to whether to cease all sales under such registration statement) unless such untrue statement or omission has been made upon and in conformity with information furnished in writing to the Corporation by the Holder or any underwriter or any person who controls any of them within the meaning of Section 15 of the Securities Act or any director or officer of any of the foregoing, as the case may be, specifically for use in connection with the preparation of the

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registration statement, at the request of the Holder prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holders of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made;

         (g) in connection with any underwritten public offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Corporation (and, if necessary, from the independent public accountants of any subsidiary of the Corporation or of any business acquired by the Corporation for which financial statements and financial data are, or are required to be, included in the relevant registration statement), addressed to the Holder (if the Holder has provided such letter, representations or documentation, if any, required for such "cold comfort" letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

         (h) use its best efforts to cause the Registrable Shares to be listed on or included for quotation on any stock exchange or trading system on which the Shares then primarily trade;

         (i) provide a CUSIP number for all Registrable Securities, not later than the effective date of such registration statement;

         (j) if requested by any managing underwriter or underwriters of Registrable Shares, participate and use its best efforts to cause its executive officers to participate in any "roadshow" or other marketing activities intended to aid in the successful disposition of the Registrable Shares; and

         (k) upon the request of the Holder take reasonable efforts to make available for inspection by the Holder and the underwriters, if any, and their respective advisers all financial and other records, pertinent corporate documents of the Corporation and cause the Corporation's officers, directors and employees to take reasonable efforts to supply all information reasonably requested by the Holder, the underwriters, if any, or any such adviser in connection with such registration (as long as such registration shall not have been postponed, delayed or withdrawn, or the effectiveness thereof terminated).

Section 6. Information Provided by the Holder. Whenever under this Agreement Registrable Shares are being registered, the Holder shall provide the Corporation on a timely basis with such information and materials as the Corporation may reasonably request in order to effect the registration of the Registrable Shares.

Section 7. Rule 144. With a view to making available to the Holder the benefits of Rule 144, the Corporation agrees to use its best efforts to make available adequate current public information with respect to it within the meaning of, and as required pursuant to, Rule 144(c).

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Section 8. Selection of Underwriters. If the offering pursuant to any piggy back registration pursuant to Section 3 hereof is to be made by or through underwriters, the Corporation shall have the right to designate the managing underwriter which shall be reasonably satisfactory to the Holder. If the offering pursuant to any registration of Registrable Shares pursuant to a demand by the Holder under Section 4 hereof is to be made by or through underwriters, the Holder shall have the right to designate the managing underwriter which shall be reasonably satisfactory to the Corporation.

Section 9. Expenses. All expenses incurred by the Corporation in effecting a registration and sale of Registrable Shares under this Agreement, including, without limitation, all registration and filing fees (including all expenses incidental to filing with the NASD), fees and expenses of complying with securities and "blue sky" laws, printing expenses, expenses incurred by the Corporation in marketing and assisting in the marketing of such Registrable Shares, the fees, disbursements and expenses of the managing underwriter or underwriters, the fees and expenses of counsel and independent auditors for the Corporation including fees of counsel and accountants incurred in connection with the preparation of customary opinions of counsel and independent auditors, and the reasonable fees and expenses of one counsel for the Holder, shall be borne by the Corporation, provided, however, that any underwriting commissions or concessions incurred in effecting a registration and sale of the Holder's Registrable Shares shall not be borne by the Corporation.

Section 10. Indemnification.

         (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the Holder, and the officers, directors and other Persons, if any, that may be deemed to control the Holder within the meaning of the Exchange Act, and each underwriter, broker, dealer or other Person active on behalf of the Holder, against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which the Holder and such Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement (including the documents incorporated therein by reference) under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or prospectus supplement contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus or prospectus supplement, necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (iii) arise out of any violation by the Corporation of the Securities Act or state securities or "blue sky" laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under state securities or "blue sky" laws; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue, statement or alleged untrue statement or omission or alleged omission made in said registration

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statement, preliminary prospectus, final prospectus, prospectus supplement, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon written information furnished to the Corporation by the Holder with respect to information regarding the Holder expressly for inclusion therein.

         (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, the Holder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 10(a)) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker, dealer or other Person acting on behalf of the Corporation and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus, final prospectus or prospectus supplement contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon written information furnished by the Holder to the Corporation or such underwriter expressly for inclusion in such registration statement, preliminary prospectus, final prospectus, prospectus supplement, amendment, supplement or document, provided that the liability of the Holder under this
Section 10(b) shall not exceed the aggregate proceeds received by the Holder upon the sale of Registrable Shares by such investor pursuant to such registration.

         (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 10, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its ejection so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if such indemnified party shall have been advised in writing by counsel that representation of such indemnified party or parties by the counsel retained by the indemnifying party or parties would be inappropriate due to actual or potential differing interests between such indemnified party or parties and any other party represented by such counsel in such proceeding.

         (d) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in

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such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Section 11. Listing; Market for Shares; Legend. The Corporation shall use its best efforts to ensure that the Holder has a readily realisable market for its outstanding shares of Common Stock from January 1, 2004 (the "Liquidity Covenant"). The Liquidity Covenant includes, without limitation, that (i) the Corporation shall use its reasonable best efforts to obtain a listing on the American Stock Exchange or a quotation on NASDAQ for its common stock prior to December 31, 2003, and (ii) in the event the Corporation fails to obtain such a listing or quotation, the Corporation shall use its best efforts to procure purchasers of Shares held by the Holder, on terms and conditions satisfactory to the Holder. Notwithstanding any other agreement between the Corporation and the Holder, the Corporation shall at the request of the Holder promptly remove any legends on the Registrable Shares at any time on or after March 31, 2004.

Section 12. Termination.

         (a) This Agreement shall terminate and be of no further force or effect when there shall not be any Restricted Shares, provided that the rights of the Holder and obligations of the Corporation under Sections 3 and 4 hereof shall earlier terminate and be of no further force or effect with respect to the Holder, and the Corporation vis-a-vis the Holder at such earlier time as it or its assigns no longer holds any Restricted Shares.

         (b) Notwithstanding anything to the contrary contained herein, Section 9 of this Agreement shall survive any termination hereof and shall remain in full force and effect.

Section 13. Successors and Assigns. This Agreement shall bind and inure to the benefit of the Corporation and the Holder and the respective successors, assigns, heirs and legal representatives (as the case may be) of the Corporation and the Holder.

Section 14. No Inconsistent Rights; Other Agreements. (a) The Corporation shall not grant, and has not granted, any other Person rights to register securities of the Corporation on terms that would reasonably be likely to restrict the ability of the Corporation fully to perform its obligations to the Holder pursuant to this Agreement.

         (b) The Corporation shall not amend any registration rights agreement with any other Person nor shall the Corporation waive any provision under any registration rights agreement that it would be entitled to waive thereunder if such waiver would reasonably be likely to adversely affect the Holder's rights under this Agreement.

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Section 15 Assignment. The rights granted pursuant to this Agreement may not be assigned or otherwise conveyed by the Holder or by any subsequent assign of any of such rights without the written consent of the Corporation, which consent shall not unreasonably be withheld; provided, however, that no such written consent shall be required if the transfer is to any Affiliate or partner of the Holder or if such assign acquires at least a majority of the capital stock of the Corporation owned by the Holder. The rights granted pursuant to this Agreement with respect to the Restricted Shares shall be deemed to be assigned subject to the provisions of this Section 14 (with respect to such Restricted Shares) to any assign of such Restricted Shares, unless the documentation executed by the Holder to effect the transfer of such Restricted Shares provides that rights under this Agreement are not being assigned to such assign. The Holder shall be deemed to include any party to whom the Holders rights with respect to particular Restricted Shares have been assigned in accordance with this Section 15.

Section 16. Entire Agreement. This Agreement, which shall be effective as of the date hereof, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

Section 17. Severability. Whenever possible, each provision or portion of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law, rule or regulation in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or a portion of any provision shall have been replaced with a provision or a portion of any provision, which shall, to the maximum extent permissible under such applicable law, rule or regulation, give effect to the intention of the parties as expressed in such invalid, illegal or unenforceable provision.

Section 18. Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if delivered personally, by telecopier, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses:

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         (a) if to the Corporation, to:

                                            VITAL LIVING, INC.
                                            5080 North 40th Street
                                            Suite 105
                                            Phoenix, AZ 85018-2147
                                            Attn: Mr. Brad Edson
                                            Telephone 602- 952-9909
                                            Facsimile: 602- 952-7129

                   with a copy to:          Kelly Lytton & Vann LLP
                                            1900 Avenue of the Stars, Suite 1450
                                            Los Angeles, CA 90067
                                            Attention: Bruce Vann Esq.
                                            Telephone No.: 310-277-5333
                                            Facsimile No.: 310-277-5953

         (b) if to the Holder, to:          SkyePharma PLC
                                            105 Piccadilly
                                            London, England WIJ 7NJ
                                            Attn: Company Secretary
                                            Telephone No.: +44 20 7491 1777
                                            Facsimile No.: +44 20 7491 3338

         with a copy to:                    Sullivan & Cromwell LLP
                                            1 New Fetter Lane
                                            London, England EC4A 1AN
                                            Attn: Kathryn A. Campbell, Esq.
                                            Telephone: +44 30 7959 8580
                                            Facsimile No.: +44 20 79598950

or to such other address as the party to whom notice is tope given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received
(i) in the case of personal delivery or delivery by telecopier, on the date of such delivery, (ii) in the case of a nationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

Section 19. Modifications; Amendments; Waiver. The terms and provisions of this Agreement may only be amended or waived either (i) with the written consent of the Corporation and the Holder or (ii) in writing by the party against whom such amendment or waiver is sought to be enforced. The failure of a party to insist upon strict adherence to any term of this Agreement on

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one or more occasions shall not be considered a waiver of or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

Section 20. Counterparts. This Agreement may be executed in any number of separate counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

Section 21. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 22. Governing Law; Submission to Jurisdiction; Selection of Forum. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflict of law provisions thereof. Each party hereto agrees that it shall bring up any action or proceeding in respect of any claim arising out of or related to this agreement or the transactions contained in and contemplated by this Agreement, whether in tort or contract or at law or in equity, exclusively in the United States District Court for the Southern District of New York or, if such court is not available, the Supreme Court of the State of New York (the "Chosen Courts") and solely in connection with claims arising under this Agreement or the transactions contained in or contemplated by this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts and agrees not to commence any action in respect of any such claim in any other court or forum, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto, (iv) waives any right to a trial by jury and (v) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 18 of this Agreement. Without limiting the foregoing, each of the Corporation and the Holder hereby appoints, in the case of any such action or proceeding brought in the courts of or in the State of New York, CT Corporation System with offices on the date hereof at 111 8th Avenue, 13th Floor, New York, N.Y. 10011 to receive, for it and on its behalf, service of process in the State of New York with respect thereto, provided the Corporation and the Holder may appoint any other person, reasonably acceptable to the other party, with offices in the State of New York to replace such agent for service of process upon delivery to the other party of a reasonably acceptable agreement of such new agent agreeing to act.

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

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.

                                      Vital Living, Inc.

                                            By:_____________________

                                            Its:____________________

                                            By:_____________________

                                            Its:____________________

                                      SkyePharma PLC

                                            By:_____________________

                                            Its:____________________

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